FRANKLIN MUTUAL SERIES FUND INC.
                                POWER OF ATTORNEY

           The undersigned Officers and Directors of Franklin Mutual Series Fund Inc. (the "Registrant") hereby appoint Elizabeth N. Cohernour, Harmon Burns, Deborah R. Gatzek, Larry L. Greene, and Karen Skidmore (with full power to each of them to act alone) his or her attorney-in-fact and agent in full capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereto.

      The undersigned Officers and Directors hereby execute this Power of Attorney as of this 27 th day of March, 1997.



/s/Michael F. Price                            /s/Peter A. Langerman
Michael F. Price                               Peter A. Langerman
President & Director                      Executive vice President &
                                               Director



                         FRANKLIN MUTUAL SERIES FUND INC.
                                POWER OF ATTORNEY

           The undersigned Officers and Directors of Franklin Mutual Series Fund Inc. (the "Registrant") hereby appoint Elizabeth N. Cohernour, Harmon Burns, Deborah R. Gatzek, Larry L. Greene, and Karen Skidmore (with full power to each of them to act alone) his or her attorney-in-fact and agent in full capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereto.

      The undersigned Officers and Directors hereby execute this Power of Attorney as of this 28 th day of March, 1997.



/s/Vaughn R. Sturtevant
Vaughn R. Sturtevant, M.D.
Director



                        FRANKLIN MUTUAL SERIES FUND INC.
                                POWER OF ATTORNEY

           The undersigned Officers and Directors of Franklin Mutual Series Fund Inc. (the "Registrant") hereby appoint Elizabeth N. Cohernour, Harmon Burns, Deborah R. Gatzek, Larry L. Greene, and Karen Skidmore (with full power to each of them to act alone) his or her attorney-in-fact and agent in full capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereto.

      The undersigned Officers and Directors hereby execute this Power of Attorney as of this 31 st day of March, 1997.



/s/James R. Baio                          /s/Robert E. Wade
James R. Baio                             Robert E. Wade
Treasurer                                 Director

/s/Edward I. Altman
Edward I. Altman
Director



                        FRANKLIN MUTUAL SERIES FUND INC.
                                POWER OF ATTORNEY

           The undersigned Officers and Directors of Franklin Mutual Series Fund Inc. (the "Registrant") hereby appoint Elizabeth N. Cohernour, Harmon Burns, Deborah R. Gatzek, Larry L. Greene, and Karen Skidmore (with full power to each of them to act alone) his or her attorney-in-fact and agent in full capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereto.

      The undersigned Officers and Directors hereby execute this Power of Attorney as of this 1 st day of April, 1997.



/s/Barry F. Schwartz                      /s/Leonard Rubin
Barry F. Schwartz                              Leonard Rubin
Director                                       Director

/s/Fred R. Millsaps                            /s/William J. Lippman
Fred R. Millsaps                               William J. Lippman
Director                                       Director

/s/Andrew H. Hines, Jr.
Andrew H. Hines, Jr.
Director



                        FRANKLIN MUTUAL SERIES FUND INC.
                                POWER OF ATTORNEY

           The undersigned Officers and Directors of Franklin Mutual Series Fund Inc. (the "Registrant") hereby appoint Elizabeth N. Cohernour, Harmon Burns, Deborah R. Gatzek, Larry L. Greene, and Karen Skidmore (with full power to each of them to act alone) his or her attorney-in-fact and agent in full capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereto.

      The undersigned Officers and Directors hereby execute this Power of Attorney as of this 2 nd day of April, 1997.


/s/Ann Torre Grant
Ann Tore Grant
Director



                        FRANKLIN MUTUAL SERIES FUND INC.
                                POWER OF ATTORNEY

           The undersigned Officers and Directors of Franklin Mutual Series Fund Inc. (the "Registrant") hereby appoint Elizabeth N. Cohernour, Harmon Burns, Deborah R. Gatzek, Larry L. Greene, and Karen Skidmore (with full power to each of them to act alone) his or her attorney-in-fact and agent in full capacities, to execute, and to file any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the investment Company Act of 1940, as amended, and under the Securities Act of 1933 covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he or she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereto.

      The undersigned Officers and Directors hereby execute this Power of Attorney as of this 4 th day of April, 1997.



/s/Bruce A. Macpherson
Bruce A. MacPherson
Director